

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of March 31, 2015

Investment Strategy
The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

Differentiating Factors
- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

[2]Risks & Important Considerations
Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

Geographic Diversification



4.4%
43.4%
52.2%
Domestic
International
Net Cash 1

[1]Net Cash represents cash equivalents and other assets less liabilities.

Industry Diversification

Information Technology	21.9%
Telecommunications	15.7%
Financials	15.6%
Energy	10.8%
Consumer Staples	10.3%
Consumer Discretionary	8.2%
Health Care	4.9%
Industrials	4.3%
Materials	3.9%
Net Cash[1]	4.4%

Top 10 Holdings

Teva Pharmaceutical	4.91%
Apple Computer Inc.	4.62%
Mastercard, Inc.	4.61%
CF Industries	3.95%
China Mobile Ltd.	3.92%
Baidu ADR	3.86%
Coach Inc.	3.84%
AIG, Inc.	3.81%
Mobile Telesystems	3.51%
Munich RE Group	3.30%

Fund Facts

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	33
2014 Portfolio Turnover	29.97%
Net Assets (millions)	$21.57
Total Expense Ratio	1.50%

No sales loads or distribution fees

Average Annual Total Returns [2]



Mundoval Fund
MSCI World Index
-0.43
6.03%
11.26%
12.19%
8.49%
10.00%
4.98%
5.02%
6.76%
6.39%
6.90%
7.12%
1 Year
3 Year
5 Year
7 Year
10 Year
Since Inception*

Hypothetical Growth of $10,000 since inception [2,3]



$20,247
$22,500
$20,000
$17,500
$15,000
$12,500
$10,000
$7,500
$5,000
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

[3]A hypothetical $10,000 investment in the fund at inception on 9/3/04 would have been worth $20,247.46 on 3/31/15. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

Portfolio Review:

The Mundoval Fund returned 0.46% in the first quarter versus 2.31% for the MSCI World Index during the same period. Since inception of the fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 6.90% versus 7.12% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Telecommunications sector (Mobile Telesystems), Consumer Staples sector (Tesco Plc), Energy Sector (Lukoil) and Financial Sector (Munich RE and BNP Paribas). Negative factors impacting performance for the Fund during the quarter included the Energy Sector (National Oilwell Varco), Industrial Sector (Joy Global), Financial Sector (Bank of America) and Consumer Discretionary (Viacom).

As of March 31, 2014, the Fund maintains its largest allocations to the following sectors: Information Technology (21.9%), Telecommunications (15.7%), Financials (15.6%) and Energy (10.7%). The geographic diversification of the Fund as of March 31, 2015 is 43.4% Domestic stocks, 52.2% International stocks with 4.4% net cash equivalents.

Manager Commentary:

According to Empirical Research Partners, a New York based research firm, Index Funds accounted for 35% of all stock mutual funds and exchange-traded funds at the end of 2014, up from 25% in 2010. Morningstar Research estimates that in the past five years investors have redeemed close to $74 billion from "actively managed" U.S. stock funds that seek to outperform the market averages and added $209 billion to index funds that seek only to match them.

Purchasing the market portfolio of an index fund might mean that an investor is overpaying for some companies while missing out on the opportunity to own more of those businesses in the index that are mispriced in relation to their intrinsic valuation. In the words of British Economist, John Maynard Keynes, "to suppose that safety consists in having a small gamble in a large number of different companies where I have no information to reach a good judgment, as compared with a substantial stake in a company where one's information is adequate, strikes me as a travesty of investment policy." Investors should question whether it is rational to leave stock selection to an index fund that weights stocks in the index according to their price rather than their fundamental valuation.

At the Mundoval Fund we believe that one does not buy a stock, one buys a business. When buying a business, know the business and the risks associated with paying too much for it. We tend to concentrate the Fund holdings in a smaller number of companies because we believe that it decreases risk by focusing on businesses that we understand at prices that are reasonable in relation to our estimate of their valuation.

Average Annualized Total Returns as of March 31, 2015

	1Q 2015 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10 Year	Since Inception (9/3/04)
Mundoval Fund	0.46%	-0.43%	11.26%	8.49%	4.98%	6.76%	6.90%
MSCI World Index	2.31%	6.03%	12.19%	10.00%	5.02%	6.39%	7.12%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.